REINSURANCE	6 Months Ended
Jun. 30, 2026
Insurance [Abstract]
REINSURANCE	REINSURANCE
The Company reinsures its business through a diversified group of reinsurers (“reinsurance ceded”) and assumes certain businesses by entering into retrocession agreements with third-party insurers (“reinsurance assumed”). Under reinsurance ceded transactions, the Company remains liable to the extent its reinsurers do not meet their obligations under the reinsurance agreements. The Company monitors trends in arbitration and any litigation outcomes with its reinsurers. Collectability of reinsurance balances is evaluated by monitoring ratings and the financial strength of its reinsurers.
In addition, certain of our subsidiaries have intercompany reinsurance agreements. All intercompany balances arising from such intercompany reinsurance agreements are eliminated in full on consolidation.
The effect of reinsurance on the applicable line items on our statements of operations is as follows:

FOR THE PERIODS ENDED JUN. 30 US$ MILLIONS	Three Months Ended		Six Months Ended
	2026	2025	2026	2025
Premiums earned:
Gross amounts, including reinsurance assumed	$2,004	$1,386	$2,926	$2,876
Reinsurance ceded	(217)	(357)	(452)	(725)
Net amount	$1,787	$1,029	$2,474	$2,151
Other policy revenue:
Gross amounts, including reinsurance assumed	$273	$281	$510	$538
Reinsurance ceded	(52)	(81)	(104)	(159)
Net amount	$221	$200	$406	$379
Policyholder benefits and claims incurred:
Gross amounts, including reinsurance assumed	$(2,541)	$(1,468)	$(3,409)	$(2,877)
Reinsurance ceded	239	389	452	691
Net amount	$(2,302)	$(1,079)	$(2,957)	$(2,186)
Interest sensitive contract benefits:
Gross amounts, including reinsurance assumed	$(880)	$(556)	$(1,473)	$(1,118)
Reinsurance ceded	103	59	140	97
Net amount	$(777)	$(497)	$(1,333)	$(1,021)
Change in fair value of market risk benefits:
Gross amounts, including reinsurance assumed	$(118)	$25	$(246)	$(367)
Reinsurance ceded	10	21	(1)	52
Net amount	$(108)	$46	$(247)	$(315)
Reinsurance Ceded
Effective July 1, 2024, several ANGI subsidiaries entered into a coinsurance reinsurance agreement with a strong rated counterparty, whereby these subsidiaries ceded a diversified block of life business representing approximately $3.3 billion of insurance liabilities, which was recorded within “Reinsurance recoverables and deposit assets” on the statements of financial position.
Reinsurance Assumed
Effective November 14, 2025, a subsidiary of ANGI entered into a modified coinsurance agreement with a third-party insurer to reinsure a PRT group annuity contract. Business assumed under this agreement for the three and six months ended June 30, 2026 was not significant.
Effective October 1, 2025, a subsidiary of ANGI entered into a coinsurance agreement with a third-party insurer in Japan, whereby this subsidiary reinsures certain policies on a flow basis. Business assumed under this agreement for the three and six months ended June 30, 2026 was not significant.
Effective December 16, 2024, a subsidiary of ANGI entered into a PRT transaction under a coinsurance reinsurance agreement with a subsidiary of Just, whereby the subsidiary of ANGI recognized approximately $1.3 billion of investments and insurance liabilities, with the insurance liabilities recorded within “Future policy benefits” on the statements of financial position. This reinsurance arrangement was effectively settled upon our acquisition of Just in the second quarter of 2026. See Note 16 for further details.
Effective September 3, 2021, NER Ltd. entered into a modified coinsurance arrangement with a third-party insurer to reinsure a block of multi-year guarantee fixed annuities. Our reinsurance assumed exposure from this arrangement as of June 30, 2026 is “Reinsurance funds withheld” of $1.4 billion and “Policyholders’ account balances” of $1.3 billion as presented in the statements of financial position (December 31, 2025 – $1.4 billion and $1.4 billion, respectively).